EXHIBIT 10.6


                           SELECT COMFORT CORPORATION
                        1999 EMPLOYEE STOCK PURCHASE PLAN


1. PURPOSE.

     The purpose of this 1999 Employee Stock Purchase Plan (the "Plan") is to advance the interests of Select Comfort Corporation (the "Company") and its shareholders by allowing eligible employees of the Company and its Participating Subsidiaries to use payroll deductions to acquire shares of the Company's Common Stock on favorable terms. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. Accordingly, provisions of the Plan will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

2. DEFINITIONS.

     2.1 "BOARD" means the Board of Directors of the Company.

     2.2 "CHANGE IN CONTROL" means an event described in Section 9.1 of the Plan.

     2.3 "CODE" means the Internal Revenue Code of 1986, as amended.

     2.4 "COMMITTEE" means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

     2.5 "COMMON STOCK" means the common stock, par value $0.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

     2.6 "COMPENSATION" means all gross cash compensation (including wage, salary, incentive, bonus and overtime earnings) paid by the Company or any Participating Subsidiary to a Participant, including amounts that would have constituted compensation but for a Participant's election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company; provided, however, that the Committee, in its sole discretion, may expand or limit the amounts that will be deemed compensation for purposes of the Plan in such manner as it deems appropriate.

     2.7 "ELIGIBLE EMPLOYEE" means any employee of the Company or a Participating Subsidiary (other than an employee whose customary employment with the Company or a Participating Subsidiary is for five months or less per calendar year) who, with respect to any Offering Period, is employed by the Company or a Participating Subsidiary prior to the Offering Commencement Date for such Offering Period.

     2.8 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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     2.9 "FAIR MARKET VALUE" means,  with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board, National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

     2.10 "OFFERING  COMMENCEMENT  DATE"  means  the  first  day of an  Offering
Period.

     2.11 "OFFERING PERIOD" means any of the offerings to Participants of Options under the Plan, each continuing for three months, as described in
Section 6 of the Plan.

     2.12 "OFFERING TERMINATION DATE" means the last day of an Offering Period.

     2.13 "OPTION" means a right to purchase shares of Common Stock granted to a Participant in connection with an Offering Period pursuant to Section 7 of the Plan

     2.14 "OPTION PRICE" means, with respect to any Offering Period, 85% of the Fair Market Value of one share of Common Stock on the Offering Termination Date.

     2.15 "PARTICIPANT" means an Eligible Employee who elects to participate in the Plan pursuant to Section 5 of the Plan.

     2.16 "PARTICIPATING SUBSIDIARY" means a Subsidiary that has been designated by the Committee from time to time, in its sole discretion, as a corporation whose Eligible Employees may participate in the Plan.

     2.17 "SECURITIES ACT" means the Securities Act of 1933, as amended.

     2.18 "SUBSIDIARY" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     2.19 "TERMINATION OF EMPLOYMENT" means a Participant's complete termination of employment with the Company and all Participating Subsidiaries for any reason, including without limitation death, disability or retirement. In the event that a Participant is in the employ of a Participating Subsidiary and the Participating Subsidiary ceases to be a Participating Subsidiary of the Company for any reason, such event will be deemed a termination of employment unless the Participant continues in the employ of the Company or another Participating Subsidiary.



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3. ADMINISTRATION.

     The Plan will be administered by the Board or by a committee of the Board. So long as the Company has a class of its equity securities registered under
Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act. Such a committee, if established, will act by majority approval of the members (at a meeting in person or by telephone conference or by written consent), and a majority of the members of such a committee will constitute a quorum. As used in the Plan, "Committee" will refer to the Board or to such a committee, if established. To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to
Section 16 of the Exchange Act. The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise. Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the participants and their respective successors-in-interest. No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under the Plan.

4. SHARES AVAILABLE FOR ISSUANCE; ADJUSTMENTS FOR CERTAIN EVENTS.

     4.1 MAXIMUM NUMBER OF SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3 of the Plan, the maximum number of shares of Common Stock available for issuance under the Plan in each calendar year will be 500,000 shares of Common Stock. Shares of Common Stock available for issuance under the Plan in any calendar year that are not issued in such calendar year will not be carried over to any subsequent calendar year. If the total number of shares of Common Stock that would otherwise be issuable upon the exercise of Options granted pursuant to Section 7 of the Plan on any Offering Termination Date exceeds the number of shares then available for issuance under the Plan, the Committee will make a pro rata allocation of the shares of Common Stock remaining available for issuance under the Plan in as uniform and equitable a manner as it deems appropriate.

     4.2 ACCOUNTING FOR OPTIONS. Shares of Common Stock that are issued under the Plan in any calendar year or that are subject to outstanding Options will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan in such calendar year. Any shares of Common Stock that are subject to an Option that is terminated unexercised in any calendar year will automatically again become available for issuance under the Plan in such calendar year.

     4.3 ADJUSTMENTS TO SHARES AND OPTIONS. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-



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off) or any other  change in the  corporate  structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding Options.

5. PARTICIPATION; PAYROLL DEDUCTIONS.

     5.1 PARTICIPATION. Participation in the Plan is voluntary and is not a condition of employment. Eligible Employees may elect to participate in the Plan, beginning with the first Offering Period to commence after such person becomes an Eligible Employee, by properly completing an enrollment form in the form provided by the Company and filing the enrollment form with the Company's Human Resources Department not later than the 15th day of the month immediately preceding the Offering Commencement Date of the first Offering Period in which the Participant wishes to participate (or on such later date prior to the first Offering Period after adoption of the Plan as may be reasonably necessary to enable Eligible Employees to participate in such first Offering Period). An Eligible Employee who elects to participate with respect to an Offering Period will be deemed to have elected to participate in each subsequent Offering Period, unless such Participant properly withdraws from participation on a timely basis. An Eligible Employee may withdraw from participation as to any subsequent Offering Period by properly completing a notice of withdrawal in the form provided by the Company and filing the notice of withdrawal with the Company's Human Resources Department not later than 4:30 p.m., Minneapolis, Minnesota time on the 15th day of the last month of an Offering Period. Any such notice of withdrawal will be effective for the next Offering Period commencing after the Offering Period in which such notice of withdrawal is given, all as further described in Section 8.1 of the Plan.

     5.2 LIMITATION ON PARTICIPATION. Notwithstanding any provisions of the Plan to the contrary, an Eligible Employee may not participate in the Plan and will not be granted an Option under the Plan if, immediately after the grant of such Option, such Eligible Employee (or any other person whose stock ownership would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own stock or options possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of its "parent" or "subsidiary" corporations (within the meaning of Section 424 of the Code).

     5.3 PAYROLL DEDUCTIONS.

          (a) By completing and filing an enrollment form, a Participant will elect to have payroll deductions made from such Participant's total Compensation in whole percentages from a minimum of 1% to a maximum of 15%, (or such other minimum or maximum percentages as the Committee may from time to time establish).

          (b) All payroll deductions authorized by a Participant will be credited as of each payday to an account established under the Plan for the Participant. Such account



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     will be solely for bookkeeping  purposes,  no separate fund, trust or other segregation of such amounts will be established or made and the amounts represented by such account will be held as part of the Company's general assets, usable for any corporate purpose. A Participant may not make any separate cash payment or contribution to such Participant's account. No interest will accrue on amounts held in such accounts under the Plan.

          (c) No increases or decreases in the amount of payroll deductions for a Participant may be made during an Offering Period. A Participant may increase or decrease the amount of his or her payroll deductions under the Plan for subsequent Offering Periods by properly completing an amended enrollment form and filing it with the Company's Human Resources Department not later than the 15th day of the month immediately preceding the Offering Commencement Date of the Offering Period for which such change in payroll deductions is to be effective.

          (d) A Participant may withdraw from participation in the Plan as provided in Section 8.1 of the Plan.

6. OFFERING PERIODS.

     Options to purchase shares of Common Stock will be offered to Participants under the Plan through a continuous series of Offering Periods, each continuing for three months, and each of which will commence on January 1, April 1, July 1 and October 1 of each year, as the case may be, and will terminate on March 31, June 30, September 30 and December 31 of such year, as the case may be.

7. OPTIONS.

     7.1 GRANT OF OPTIONS. With respect to any Offering Period, each Participant participating in such Offering Period will be granted, by operation of the Plan on the Offering Commencement Date for such Offering Period, an Option to purchase (at the Option Price) as many full shares of Common Stock as such Participant will be able to purchase with the accumulated payroll deductions credited to such Participant's account during such Offering Period plus the balance (if any) carried forward from the Participant's payroll deduction account from the preceding Offering Period.

     7.2 LIMITATIONS ON PURCHASE. Notwithstanding Section 7.1 or any other provision of the Plan to the contrary, the number of shares of Common Stock that may be purchased under the Plan will be limited as follows:

          (a) No Participant may purchase more than 2,000 shares of Common Stock under the Plan in any given Offering Period.

          (b) No Participant may be granted an Option that permits such Participant's right to purchase Common Stock under the Plan and any other "employee stock purchase plans" (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of Fair



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     Market  Value of  Common  Stock  (determined  at the time  such  Option  is granted) for each calendar year in which such Option is outstanding at any time.

     7.3 EXERCISE OF OPTIONS.

          (a)  Unless a  Participant  withdraws  from the  Plan as  provided  in
     Section 8.1 of the Plan, the Participant's Option for the purchase of shares of Common Stock granted with respect to an Offering Period will be exercised automatically at the Offering Termination Date of such Offering Period for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in such Participant's account as of such Offering Termination Date will purchase at the applicable Option Price.

          (b) A Participant may only purchase one or more full shares in connection with the exercise of an Option granted for any Offering Period. The portion of any balance remaining in a Participant's payroll deduction account at the close of business on the Offering Termination Date of any Offering Period that is less than the Option Price of one full share of Common Stock will be carried forward into the Participant's payroll deduction account for the following Offering Period. In no event, however, will the balance carried forward be equal to or greater than the Option Price of one full share of Common Stock on the Offering Termination Date of an Offering Period.

          (c) No Participant (or any person claiming through such Participant) will have any interest in any Common Stock subject to an Option under the Plan until such Option has been exercised, at which point such interest will be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery of such Common Stock.

          (d) Shares of Common Stock acquired by each Participant shall be held in a general securities brokerage account maintained for the benefit of all Participants with a registered securities broker/dealer selected by the Company (the "Agent"). The Agent shall maintain individual subaccounts for each Participant in such general account to which shall be allocated such Participant's shares of Common Stock. The Committee, in its discretion, may direct the Agent to issue and deliver to any Participant a certificate or certificates for the whole number of shares of Common Stock held in such Participant's subaccount at any time ninety (90) days or more after the Participant ceases to be an Eligible Employee, which certificates shall be registered in the name of the Participant or in the form directed by the Participant. No certificates for fractional shares will be issued. Instead, Participants will receive a cash distribution representing any fractional shares.

          (e) Cash dividends with respect to a Participant's shares of Common Stock held in the general securities brokerage account maintained by the Agent shall automatically be reinvested in additional shares of Common Stock. The purchase price of any shares ("Reinvestment Shares") purchased through the reinvestment of dividends shall be the Fair Market Value of a share on the date such dividend is paid. There shall



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     be allocated to each Participant's individual subaccount such Participant's
     Reinvestment Shares purchased with the dividend funds credited to such Participant.

          (f) Each Participant shall be entitled to vote all shares held for the benefit of such Participant in the general securities brokerage account maintained by the Agent.

8. WITHDRAWAL FROM PLAN.

     8.1 VOLUNTARY WITHDRAWAL.

          (a) A Participant may, at any time on or before 4:30 p.m., Minneapolis, Minnesota time on the 15th day of the last month of an Offering Period, terminate his or her participation in the Plan and withdraw all, but not less than all, of the payroll deductions credited during the applicable Offering Period to such Participant's account under the Plan by giving written notice of withdrawal to the Company's Human Resources Department. Such notice shall be substantially in the form of the notice of withdrawal provided by the Company and must state that the Participant wishes to terminate his or her participation in the Plan and request the withdrawal of all of the Participant's payroll deductions credited during the applicable Offering Period to such Participant's account under the Plan. Following the receipt by the Company of a timely notice of withdrawal, (a) all of the payroll deductions credited during the applicable Offering Period to such Participant's account under the Plan will be paid to such Participant as soon as practicable after receipt of the notice of withdrawal; (b) such Participant's Option for such Offering Period will automatically be canceled and will no longer be exercisable; and (c) payroll deductions under the Plan will cease as soon as practicable after receipt of the notice of withdrawal and until such time, if any, that a valid and timely enrollment form is subsequently filed by such Participant.

          (b) A Participant's voluntary withdrawal pursuant to this Section 8.1 will not have any effect upon such Participant's eligibility to participate in a subsequent Offering Period (so long as such Participant completes and files a new enrollment form pursuant to Section 5 of the Plan) or in any similar plan that may hereafter be adopted by the Company.

     8.2 TERMINATION OF EMPLOYMENT.

          (a) Upon the  Termination  of Employment of a Participant at any time,
     (a) all of the payroll deductions credited during the current Offering Period to such Participant's account under the Plan will be paid to such Participant (or, in the case of death, to the person or persons entitled thereto under Sections 10 and 11.3 of the Plan) as soon as practicable after the effective date of the Termination of Employment; (b) such Participant's Option for such Offering Period will automatically be canceled and will no longer be exercisable; and (c) payroll deductions under the Plan will cease as soon as practicable after the effective date of the Termination of Employment.



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          (b) Unless the Committee otherwise  determines in its sole discretion, a Participant's employment will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Participating Subsidiary for which the Participant provides employment, as determined by the Committee in its sole discretion based upon such records.

9. CHANGE IN CONTROL.

     9.1 CHANGE IN CONTROL. For purposes of this Section 9, a "Change in Control" of the Company will mean the following:

          (a) the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to any Person (as defined below);

          (b) the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

          (c) any Person, other than a Bona Fide Underwriter (as defined below), becomes after the effective date of the Plan the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of
     (i) 20% or more, but not more than 50%, of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined below), or (ii) more than 50% of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

          (d) a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to the effective time of such merger or consolidation have, solely on account of ownership of securities of the Company at such time, "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective time of such merger or consolidation, of securities of the surviving corporation representing (i) 50% or more, but not more than 80%, of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or
     (ii) less than 50% of the combined voting power of the surviving corporation's then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); or

          (e) the Continuity Directors cease for any reason to constitute at least a majority of the Board.



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     9.2 CHANGE IN CONTROL DEFINITIONS. For purposes of this Section 9:

          (a) "Continuity Director" means any individual who was a member of the Board on the effective date of the Plan, while he or she is a member of the Board, and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors who are Continuity Directors (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director without objection to such nomination). For example, assuming that seven individuals comprise the entire Board as of the effective date of the Plan, if a majority of such individuals approved a proxy statement in which two different individuals were nominated to replace two of the individuals who were members of the Board as of the effective date of the Plan, these two newly elected directors would join the remaining five directors who were members of the Board as of the effective date of the Plan as Continuity Directors. Similarly, if subsequently a majority of these directors approved a proxy statement in which three different individuals were nominated to replace three other directors who were members of the Board as of the effective date of the Plan, these three newly elected directors would also become, along with the other four directors, Continuity Directors. Individuals subsequently joining the Board could become Continuity Directors under the principles reflected in this example.

          (b) "Bona Fide Underwriter" means a Person engaged in business as an underwriter of securities that acquires securities of the Company from the Company through such Person's participation in good faith in a firm commitment underwriting until the expiration of 40 days after the date of such acquisition.

          (c) "Person" means any individual, corporation, partnership, group, association or other "person," as such term is used in Section 13(d) or
     Section 14(d) of the Exchange Act, other than the Company, any affiliate or any benefit plan sponsored by the Company or any affiliate. For this purpose, an affiliate is (i) any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned directly or indirectly by the Company or (ii) any other form of business entity in which the Company, by virtue of a direct or indirect ownership interest, has the right to elect a majority of the members of such entity's governing body.

     9.3 ADJUSTMENT OF OFFERING PERIOD. Without limiting the authority of the Committee under Sections 3, 4.3 and 13 of the Plan, if a Change in Control of the Company occurs, the Committee, in its sole discretion, may (a) accelerate the Offering Termination Date of the then current Offering Period and provide for the exercise of Options thereunder by Participants in accordance with
Section 7.3 of the Plan, or (b) accelerate the Offering Termination Date of the then current Offering Period and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Offering Termination Date and that all Options for such Offering Period will automatically be canceled and will no longer be exercisable.



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10. DESIGNATION OF BENEFICIARY.

     A Participant may file with the Company's Human Resources Department a written designation of a beneficiary who is to receive shares of Common Stock and cash, if any, under the Plan in the event of such Participant's death prior to delivery of such shares or cash to such Participant. The Participant may change such designation of beneficiary at any time by written notice to the Company's Human Resources Department. In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant's death, (a) the Company will deliver such shares of Common Stock and cash to the executor or administrator of the estate of the Participant, or (b) if to the Company's knowledge no such executor or administrator has been appointed, the Company, in its sole discretion, may deliver such shares of Common Stock and cash to the spouse or to any one or more dependents or relatives of the Participant or, if no spouse, dependent or relative is known to the Company, to such other person as the Company may designate.

11. RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS; TRANSFERABILITY.

     11.1 NO RIGHT TO EMPLOYMENT. Nothing in the Plan will interfere with or limit in any way the right of the Company or any Participating Subsidiary to terminate the employment of any Eligible Employee or Participant at any time, nor confer upon any Eligible Employee or Participant any right to continue in the employ of the Company or any Participating Subsidiary.

     11.2 RIGHTS AS A SHAREHOLDER. As a holder of an Option under the Plan, a Participant will have no rights as a shareholder unless and until such Option is exercised and the Participant becomes the holder of record of shares of Common Stock. Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to Options as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its sole discretion.

     11.3 RESTRICTIONS ON TRANSFER. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 10 of the Plan) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1 of the Plan. During his or her lifetime, a Participant's Option to purchase shares of Common Stock under the Plan is exercisable only by such Participant.

12. SECURITIES LAW AND OTHER RESTRICTIONS.

     Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under the Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Options granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and



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

applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body that the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

13. AMENDMENT OR TERMINATION.

     The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Options under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to
Section 423 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body. Upon termination of the Plan, the Committee, in its sole discretion, may take any of the actions described in Section 9.3 of the Plan.

14. EFFECTIVE DATE OF PLAN.

     The Plan will be effective as of June 10, 1999, the date it was adopted by the Board. The Plan will terminate at midnight on December 31, 2020 and may be terminated prior to such time by Board action, and no Option will be granted after such termination. The Plan has been adopted by the Board subject to shareholder approval.

15. MISCELLANEOUS.

     15.1 GOVERNING LAW. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

     15.2 SUCCESSORS AND ASSIGNS. The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

     15.3 WITHHOLDING. Delivery of shares of Common Stock or of cash pursuant to the Plan shall be subject to any required withholding taxes. A person entitled to receive shares of Common Stock may, as a condition precedent to receiving such shares, be required to pay the Company a cash amount equal to the amount of any required withholdings.

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